As filed with the Securities and Exchange Commission on July 2, 1997.

                                                  Registration No. 333-_________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               QUANTUM CORPORATION
               (Exact name of issuer as specified in its charter)


                DELAWARE                              94-2665054
                --------                              ----------
        (State of incorporation)            (IRS Employer Identification No.)

                             500 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                      ------------------------------------

                          1993 Long-Term Incentive Plan
                            (Full title of the plan)

                      ------------------------------------

                               Richard L. Clemmer
                             Chief Financial Officer
                               Quantum Corporation
                             500 McCarthy Boulevard
                           Milpitas, California 95035
                     (Name and address of agent for service)

                                 (408) 894-4000
          (Telephone number, including area code, of agent for service)

                      ------------------------------------

                                    Copy to:
                             Steven E. Bochner, Esq.
                       WILSON, SONSINI, GOODRICH & ROSATI
                               650 Page Mill Road
                        Palo Alto, California 94304-1050


================================================================================



                                             CALCULATION OF REGISTRATION FEE

============================================ =================== ================ =================== ==================
            Title of Securities                 Amount to be        Proposed           Proposed           Amount of
             to be Registered                    Registered          Maximum           Maximum          Registration
                                                                    Offering           Aggregate            Fee
                                                                      Price            Offering
                                                                    Per Share*          Price*
-------------------------------------------- ------------------- ---------------- ------------------- ------------------
               Common Stock                      5,234,578           $20.125         $105,345,882        $31,923.00
============================================ =================== ================ =================== ==================

*  Estimated  in  accordance   with  Rule  457(h)  solely  for  the  purpose  of
   calculating the registration fee based on the prices of the Company's Common Stock as reported on the Nasdaq National Market on June 27, 1997.

=======================================================================================================================

                               QUANTUM CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

         There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (Quantum Corporation is sometimes referred to herein as the "Company"):

                  (a) The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

                  (b) The Company's current report on Form 8-K filed June 2, 1997, pursuant to Section 13 of the 1934 Act.

                  (c) The Company's Form S-8 Registration Statement under the Securities Act of 1933, as amended (File No. 33-72222), which became effective November 30, 1993.

                  (d) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed August 1, 1983 pursuant to Section 12(b) of the 1934 Act.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

The following additional Exhibits are hereby enclosed for filing:



   Exhibit
   Number                     Description
   ------                     -----------

     5.1     Opinion of Counsel as to legality of securities being registered.

     23.1    Consent of Ernst & Young LLP, Independent Auditors.

     23.2    Consent of Counsel (contained in Exhibit 5.1).

     24.1    Power of Attorney (see page II-4).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Quantum Corporation, a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on this 2nd day of July, 1997.

                                              QUANTUM CORPORATION


                                              By: \s\ RICHARD L. CLEMMER
                                                  -----------------------------
                                                  Richard L. Clemmer,
                                                  Chief Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael A. Brown and Richard L. Clemmer, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



       Signature                         Title                         Date


\s\MICHAEL A. BROWN               Chief Executive Officer           July 2, 1997
------------------------------    (Principal Executive Officer)
Michael A. Brown


\s\RICHARD L. CLEMMER             Chief Financial Officer           July 2, 1997
-----------------------------     (Principal Financial and
 Richard L. Clemmer               Accounting Officer)


\s\STEPHEN M. BERKLEY             Chairman of the Board             July 2, 1997
------------------------------
Stephen M. Berkley


\s\DAVID A. BROWN                 Director                          July 2, 1997
------------------------------
David A. Brown


\s\ROBERT J. CASALE               Director                          July 2, 1997
------------------------------
Robert J. Casale


\s\EDWARD M. ESBER                Director                          July 2, 1997
------------------------------
Edward M. Esber


\s\STEVEN C. WHEELWRIGHT          Director                          July 2, 1997
------------------------------
Steven C. Wheelwright

                                INDEX TO EXHIBITS

                                                                    Sequentially
    Exhibit                                                           Numbered
    Number                   Description                                Page
-------------------------------------------------------------------------------


23.1  Consent of Ernst & Young LLP, Independent Auditors ...............  9

23.2  Consent of Counsel (contained in Exhibit 5.1).....................  8

24.1  Power of Attorney (see Page II-4 of Registration Statement).......  6